                                                                    Exhibit 10.4

                              MAGINET CORPORATION

                        1996 DIRECTOR STOCK OPTION PLAN

                        (as amended September 9, 1996)

     1.   Purposes of the Plan.  The purposes of this MagiNet Corporation 1996
          --------------------
Director Option Plan are to attract and retain the best available personnel to serve as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

          All options granted hereunder shall be nonstatutory stock options.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a)  "Board" shall mean the Board of Directors of the Company.
                -----

          (b)  "Code" shall mean the Internal Revenue Code of 1986, as
                ----
amended.

          (c)  "Common Stock" shall mean the Common Stock of the Company.
                ------------

          (d)  "Company" shall mean MagiNet Corporation, a Delaware
                -------
corporation.

          (e)  "Director" shall mean a member of the Board.
                --------

          (f)  "Employee" shall mean any person, including officers and
                --------
Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (g)  "Exchange Act" shall mean the Securities Exchange Act of 1934,
                ------------
as amended.

          (h)  "Fair Market Value" shall mean, as of any date, the value of
                -----------------
Common Stock determined as follows:

                     (i) If the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the National Market of The Nasdaq Stock Market, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the mean of the closing bid and asked prices, if no sales were reported) as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

               (ii) If the Common Stock is quoted on The Nasdaq Stock Market (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board;

provided, however, for purposes of the First Option (as defined in Section 4)
- --------  -------
granted in connection with the initial public offering of the Company's Common Stock pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission, the Fair Market Value of the Common Stock shall mean the price at which the Common Stock is offered to the public in such initial public offering.

          (i)  "Inside Director" shall mean a Director who is an Employee.
                ---------------

          (j)  "Option" shall mean a stock option granted pursuant to the Plan.
                ------

          (k)  "Optioned Stock" shall mean the Common Stock subject to an
                --------------
Option.

          (l)  "Optionee" shall mean a Director who holds an Option.
                --------

          (m)  "Outside Director" shall mean a Director who is not an Employee.
                ----------------

          (n)  "Parent" shall mean a "parent corporation," whether now or
                ------
hereafter existing, as defined in Section 424(e) of the Code.

          (o)  "Plan" shall mean this 1996 Director Stock Option Plan.
                ----

          (p)  "Share" shall mean a share of  Common Stock, as adjusted in
                -----
          accordance with Section 10 of the Plan.

          (q)  "Subsidiary" shall mean a "subsidiary corporation," whether now
                ----------
or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 10 of
          -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 200,000 Shares of Common Stock (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4.   Administration and Grants of Options under the Plan.
          ---------------------------------------------------

          (a)  Procedure for Grants.  All grants of Options to Outside Directors
               --------------------
under this Plan shall be made in accordance with the following provisions:

               (i) Each Outside Director shall be granted an Option (the "First Option") on the date on which the later of the following events occurs:
(A) the effective date of this Plan, as determined in accordance with Section 6 hereof, or (B) the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy. Unless the Board provides otherwise, each First Option shall be to purchase 25,000 Shares. However, the Board may, in its absolute discretion, grant a First Option covering a different number of Shares. Notwithstanding anything to the contrary in this subsection: (i) an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option; and (ii) no Outside Director shall receive a First Option if (A) he or she is directly or indirectly the beneficial owner of three percent (3%) or more of the Company's outstanding Common Stock, or (B) he or she is an affiliate of any person or group of persons or entity or group of entities who individually or in the aggregate are directly or indirectly the beneficial owner(s) of three percent (3%) or more of the Company's outstanding Common Stock.

               (ii) Each Outside Director shall be granted an Option to purchase 5,000 Shares (a "Subsequent Option") at each meeting of the Board of Directors following the Annual Meeting of Shareholders in each year commencing with the 1997 Annual Meeting of Shareholders, provided that he or she is then an Outside Director and if, as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

               (iii)  Notwithstanding the provisions of subsections (ii) and
(iii) hereof, any exercise of an Option made before the Company has obtained stockholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon the Company's obtaining such stockholder approval of the Plan in accordance with Section 16 hereof.

               (iv) The terms of a First Option granted hereunder shall be as follows:

                      (A) the term of the First Option shall be ten (10) years.

                      (B) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                      (C) the exercise price per Share shall be one hundred percent (100%) of the Fair Market Value per Share on the date of grant of the First Option. In the event that the date of grant of the First Option is not a trading day, the exercise price per Share shall be one hundred percent (100%) of the Fair Market Value on the next trading day immediately following the date of grant of the First Option; provided, however, that in connection with the grant
                           --------  -------
of a First Option upon effectiveness of the Plan as a result of the initial public offering of the Company's Common Stock, the exercise price per Share for such First Option shall equal the initial public offering price.

                      (D) subject to Section 10 hereof, the First Option shall become exercisable as to twenty-five percent (25%) of the Shares subject to the First Option one year after its date of grant and as to 1/48 of the Shares subject to the First Option each month thereafter (provided that the Optionee continues to serve as a Director on such dates).

               (v) The terms of a Subsequent Option granted hereunder shall be as follows:

                      (A) the term of the Subsequent Option shall be ten (10) years.

                      (B) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                      (C) the exercise price per Share shall be one hundred percent (100%) of the Fair Market Value per Share on the date of grant of the Subsequent Option. In the event that the date of grant of the Subsequent Option is not a trading day, the exercise price per Share shall be one hundred percent (100%) of the Fair Market Value on the next trading day immediately following the date of grant of the Subsequent Option.

                      (D) subject to Section 10 hereof, the Subsequent Option shall become exercisable as to 1/48 of the Shares subject to the Subsequent Option on each monthly anniversary of its date of grant (provided that the Optionee continues to serve as a Director on such dates), so that the Subsequent Option shall be fully exercisable four (4) years after the date of grant.

               (vi) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

     5.   Eligibility.  Options may be granted only to Outside Directors.  All
          -----------
Options shall be granted in accordance with the terms set forth in Section 4 hereof.

          The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

     6.   Term of Plan.  The Plan shall become effective upon the later to
          ------------
occur of its approval by the stockholders of the Company as described in Section 16 of the Plan or the effective date of the Company's initial public offering of Common Stock that is registered with the Securities and Exchange Commission. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

     7.   Form of Consideration.  The consideration to be paid for the Shares to
          ---------------------
be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (v) any combination of the foregoing methods of payment.

     8.   Exercise of Option.
          ------------------

          (a)  Procedure for Exercise: Rights as a Shareholder.  Any Option
               -----------------------------------------------
granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until
          --------  -------
stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Continuous Status as a Director.  Subject to
               ----------------------------------------------
Section 10 hereof, in the event an Optionee's status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (c)  Disability of Optionee.  In the event Optionee's status as a
               ----------------------
Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (d)  Death of Optionee.  In the event of an Optionee's death, the
               -----------------
Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     9.   Non-Transferability of Options.  The Option may not be sold, pledged,
          ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     10.  Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset
          ----------------------------------------------------------------------
          Sale or Change of Control.
          -------------------------

          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
stockholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any
                              --------  -------
convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

          (b)  Dissolution or Liquidation.  In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

          (c)  Merger or Asset Sale.  In the event of a merger of the Company
               --------------------
with or into another corporation, or the sale of all or substantially all of the assets of the Company, each outstanding Option may be assumed or an equivalent option may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If the Successor Corporation assumes or substitutes an equivalent option for the Option, the Option or equivalent option shall continue to become exercisable as provided in Section 4 hereof for so long as Optionee remains a Director or the Optionee serves as a director of the Successor Corporation. Following such assumption or substitution, if the Optionee's status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Sections 8(c) through (e) above.

     In the event that the Successor Corporation does not agree to assume the Option or to substitute an equivalent option, each outstanding Option shall become fully vested and exercisable, including as to Shares as to which it would not otherwise be exercisable. In such event, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this Section 10(c), the Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

     11.  Amendment and Termination of the Plan.
          -------------------------------------

          (a)  Amendment and Termination.  The Board may at any time amend,
               -------------------------
alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. To the extent necessary and desirable to comply with any applicable law or regulation, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)  Effect of Amendment or Termination.  Any such amendment or
               ----------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

     12.  Time of Granting Options.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date determined in accordance with Section 4 hereof.

     13.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     14.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     15.  Option Agreement.  Options shall be evidenced by written option
          ----------------
agreements in such form as the Board shall approve.

     16.  Stockholder Approval.  Continuance of the Plan shall be subject to
          --------------------
approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option hereunder. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                              MAGINET CORPORATION

                           DIRECTOR OPTION AGREEMENT



     MagiNet Corporation, a Delaware corporation (the "Company"), has granted to _________________________________________ (the "Optionee"), an option to purchase a total of [__________________ (_________)] shares of the Company's Common Stock (the "Optioned Stock"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Company's 1996 Director Option Plan (the "Plan") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

     1.   Nature of the Option.  This Option is a nonstatutory option and is not
          --------------------
intended to qualify for any special tax benefits to the Optionee.

     2.   Exercise Price.  The exercise price is $_______ for each share of
          --------------
Common Stock.

     3.   Exercise of Option.  This Option shall be exercisable during its term
          ------------------
in accordance with the provisions of Section 8 of the Plan as follows:

          (i)  Right to Exercise.
               -----------------

               (a) This Option shall become exercisable in installments cumulatively with respect to [25% OF THE OPTIONED STOCK ONE YEAR AFTER THE DATE OF GRANT, AND AS TO AN ADDITIONAL] 1/48 of the Optioned Stock each month [THEREAFTER] [AFTER THE DATE OF GRANT], so that one hundred percent (100%) of the Optioned Stock shall be exercisable four (4) years after the date of grant; provided, however, that in no event shall any Option be exercisable prior to the
- --------  -------
date the stockholders of the Company approve the Plan.

               (b) This Option may not be exercised for a fraction of a share.

               (c) In the event of Optionee's death, disability or other termination of service as a Director, the exercisability of the Option is governed by Section 8 of the Plan.

     (ii)      Method of Exercise.  This Option shall be exercisable by written
               ------------------
notice which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised. Such written notice, in the form attached hereto as Exhibit A, shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price.

     4.   Method of Payment. Payment of the exercise price shall be by any of
          -----------------
the following, or a combination thereof, at the election of the Optionee:

          (i)    ash;

          (ii)   check; or

          (iii) surrender of other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; or

          (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan.

     5.   Restrictions on Exercise.  This Option may not be exercised if the
          ------------------------
issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     6.   Non-Transferability of Option.  This Option may not be transferred in
          -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     7.   Term of Option.  This Option may not be exercised more than ten (10)
          --------------
years from the date of grant of this Option, and may be exercised during such period only in accordance with the Plan and the terms of this Option.

     8.   Taxation Upon Exercise of Option.  Optionee understands that, upon
          --------------------------------
exercise of this Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares purchased over the exercise price paid for such Shares. Since the Optionee is subject to
Section 16(b) of the Securities Exchange Act of 1934, as amended, under certain limited circumstances the measurement and timing of such income (and the commencement of any capital gain holding period) may be deferred, and the Optionee is advised to contact a tax advisor concerning the application of Section 83 in general and the availability a Section 83(b) election in particular in connection with the exercise of the Option. Upon a resale of such Shares by the Optionee, any difference between the sale price and the Fair Market Value of the Shares on the date of exercise of the Option, to the extent not included in income as described above, will be treated as capital gain or loss.


DATE OF GRANT:_____________________

                                        MAGINET CORPORATION,
                                        a Delaware corporation



                                        By:___________________________



     Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.


Dated:_____________________________

                                      ________________________________
                                      Optionee



      [Signature page to MagiNet Corporativon Director Option Agreement]

                                   EXHIBIT A

                        DIRECTOR OPTION EXERCISE NOTICE



MagiNet Corporation
405 Tasman Drive
Sunnyvale, California 94089

Attention: Corporate Secretary


     1.   Exercise of Option. The undersigned ("Optionee") hereby elects to
          ------------------
exercise Optionee's option to purchase ______ shares of the Common Stock (the "Shares") of MagiNet Corporation (the "Company") under and pursuant to the Company's 1996 Director Option Plan and the Director Option Agreement dated _______________ (the "Agreement").

     2.   Representations of Optionee. Optionee acknowledges that Optionee has
          ---------------------------
received, read and understood the Agreement.

     3.   Federal Restrictions on Transfer.  Optionee understands that the
          --------------------------------
Shares must be held indefinitely unless they are registered under the Securities Act of 1933, as amended (the "1933 Act"), or unless an exemption from such registration is available, and that the certificate(s) representing the Shares may bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee.

     4.   Tax Consequences.  Optionee understands that Optionee may suffer
          ----------------
adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultant(s) Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     5.   Delivery of Payment.  Optionee herewith delivers to the Company the
          -------------------
aggregate purchase price for the Shares that Optionee has elected to purchase and has made provision for the payment of any federal or state withholding taxes required to be paid or withheld by the Company.

     6.   Entire Agreement.  The Agreement is incorporated herein by reference.
          ----------------
This Exercise Notice and the Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

This Exercise Notice and the Agreement are governed by California law except for that body of law pertaining to conflict of laws.

Submitted by:                           Accepted by:

OPTIONEE:                               MAGINET CORPORATION


________________________                By:____________________________


                                        Its:___________________________

Address:


Dated:__________________                Dated:_________________________

                                      -2-